EXHIBIT 32.1

Certification of Chief Executive Officer

Pursuant to 1350 of Title 18 of the United States Code

In connection with the Quarterly Report of Inland Retail Real Estate Trust, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2006 (the “Report”), I, Barry L. Lazarus, the Chief Executive Officer of the Company, pursuant to 18 U.S. C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry L. Lazarus

By:	Barry L. Lazarus
Chief Executive Officer

Date:	November 9, 2006

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10-Q 3Q06 ver 4.0.DOC